CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 19, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Amarillo Biosciences, Inc.
             (Exact name of registrant as specified in its charter)

          Texas                     0-20791                     75-1974352
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)

                            4134 BUSINESS PARK DRIVE
                           AMARILLO, TEXAS 79110-4225
               (Address of principal executive offices (zip code)

                                 (806) 376-1741
              (Registrant's telephone number, including area code)


ITEM  4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 19, 2004 as Amarillo Biosciences, Inc.'s independent auditors. Malone & Bailey's audit reports as of December 31, 2003 and 2002 and for the two years then on Amarillo Biosciences, Inc.'s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that the Company has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2003 and 2002 and in the subsequent interim periods through the date of dismissal, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Amarillo Biosciences, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 19, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 19, 2004 as Amarillo Biosciences, Inc.'s principal accountant to audit the financial statements of Amarillo Biosciences, Inc. The decision to change accountants was approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither Amarillo Biosciences, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Amarillo Biosciences, Inc.'s consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Amarillo Biosciences, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K.

Amarillo Biosciences, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Amarillo Biosciences, Inc. with a letter addressed to the Commission containing any new information, clarification of Amarillo Biosciences, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Amarillo Biosciences, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Amarillo Biosciences, Inc. that no such letter need be issued.


ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS

16.1  Letter  from  Malone  &  Bailey,   PLLC  regarding  change  in  certifying
accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Amarillo Biosciences, Inc.


By: /s/ Joseph M. Cummins
    --------------------------
    Joseph M. Cummins
    Chief Executive Office


Dated:  August 19, 2004